Exhibit 99.2

Financial Supplement March 31, 2008

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm

Cautionary Statement Regarding Forward-Looking Statements:

Forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and changes in the financial, securities, and capital markets and the investment community. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums by Line of Business	4
	- Consolidating Statement of Operations	5

III.	Segment Results
	- Insurance - North American	6
	- Insurance - Overseas General	7
	- Global Reinsurance	8
	- Life Insurance and Reinsurance	9

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	10
	- Reinsurance Recoverable Analysis	11-14
	- Investment Portfolio	15-17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21
	- Book Value per Ordinary Share	22
	- Comprehensive Income	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended March 31
	2008	2007	% Change 1Q-08 vs. 1Q-07
Gross premiums written	$4,409	$4,496	-2%

Net premiums written	$3,154	$3,270	-4%

Net premiums earned	$2,940	$3,082	-5%

Net investment income	$489	$451	8%

Net income	$377	$701	-46%

Income excluding net realized gains (losses) (1)	$725	$663	9%

Comprehensive income	$88	$775	-89%

Operating cash flow	$1,015	$1,236	-18%

Combined ratio
Loss and loss expense ratio	55.6%	62.1%
Underwriting and administrative expense ratio	29.0%	25.0%

Combined ratio	84.6%	87.1%

Annualized ROE*	17.7%	18.5%
Annualized ROE, excluding FAS 115*	18.2%	19.4%

Effective tax rate on income excluding net realized gains (losses)	20%	19%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.16	$1.98	9%
Net income	$1.10	$2.10	-48%

Book value per ordinary share	$48.65	$43.87	11%
Tangible book value per ordinary share	$40.35	$35.55	13%

Weighted average basic ordinary shares outstanding	327.0	324.1
Weighted average diluted ordinary shares outstanding	331.0	328.9
Debt/ total capitalization	16.9%	14.8%

(1)	See page 21 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Property and Casualty
Gross premiums written	$4,304	$4,035	$4,363	$4,545	$4,406	$17,349
Net premiums written	3,049	2,716	2,705	2,995	3,182	11,598
Net premiums earned	2,840	2,959	3,055	2,921	2,994	11,929
Losses and loss expenses	1,579	1,788	1,910	1,793	1,860	7,351
Policy acquisition costs	460	448	450	422	406	1,726
Administrative expenses	362	372	345	344	344	1,405

P&C underwriting income	$439	$351	$350	$362	$384	$1,447
Life underwriting income excluding investment income	16	16	30	30	29	105
Net investment income	489	504	492	471	451	1,918
Net realized gains (losses)	(353)	(66)	—	(11)	16	(61)
Interest expense	46	43	44	42	46	175
Other income (expense) (1)	(15)	(49)	(32)	4	(4)	(81)
Income tax expense (benefit)	153	141	140	165	129	575

Net income	$377	$572	$656	$649	$701	$2,578
Net realized gains (losses)	(353)	(66)	—	(11)	16	(61)
Net realized gains (losses) in other income (expense) (1)	(28)	(57)	(38)	—	—	(95)
Tax expense (benefit) on net realized gains (losses)	(33)	(2)	(2)	4	(22)	(22)

Income excluding net realized gains (losses) (2)	$725	$693	$692	$664	$663	$2,712

% Change versus prior year period(3)
Property and Casualty net premiums written	-4%	-3%	-1%	0%	-2%	-1%
Property and Casualty net premiums earned	-5%	0%	1%	3%	9%	3%

Other ratios
Net premiums written/gross premiums written	71%	67%	62%	66%	72%	67%
Effective tax rate on income excluding net realized gains (losses)	20%	17%	17%	20%	19%	18%

Combined ratio (3)
Loss and loss expense ratio	55.6%	60.4%	62.5%	61.4%	62.1%	61.6%
Policy acquisition cost ratio	16.2%	15.1%	14.7%	14.5%	13.5%	14.5%
Administrative expense ratio	12.8%	12.6%	11.3%	11.7%	11.5%	11.8%

Combined ratio	84.6%	88.1%	88.5%	87.6%	87.1%	87.9%

Expense ratio P&C	29.0%	27.7%	26.0%	26.2%	25.0%	26.3%
Expense ratio excluding A&H	25.8%	24.6%	22.8%	23.6%	21.9%	23.2%

Large losses and other items (3)
Catastrophe losses (before tax)	$31	$23	$21	$81	$34	$159
Prior period development - unfavorable (favorable) (4)	$(137)	$(89)	$(70)	$(40)	$(18)	$(217)

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 21 Non-GAAP Financial Measures.

(3)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For quarter 1 2008, prior period favorable development of $181 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	March 31 2008	December 31 2007
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$32,619	$33,184
Fixed maturities held to maturity, at amortized cost	2,913	2,987
Equity securities, at fair value	1,660	1,837
Short-term investments, at fair value	4,795	2,631
Other investments	1,243	1,140

Total investments	43,230	41,779

Cash	511	510
Securities lending collateral	2,361	2,109
Insurance and reinsurance balances receivable	3,748	3,540
Reinsurance recoverable	13,969	14,362
Deferred policy acquisition costs	1,220	1,121
Prepaid reinsurance premiums	1,742	1,600
Goodwill	2,763	2,731
Deferred tax assets	1,054	1,087
Investments in partially owned insurance companies	776	773
Other assets	2,545	2,478

Total assets	$73,919	$72,090

Liabilities
Unpaid losses and loss expenses	$37,182	$37,112
Unearned premiums	6,653	6,227
Future policy benefits for life and annuity contracts	632	545
Insurance and reinsurance balances payable	2,756	2,843
Deposit liabilities	362	351
Securities lending payable	2,361	2,109
Payable for securities purchased	1,391	1,798
Accounts payable, accrued expenses and other liabilities	1,885	1,825
Income taxes payable	198	111
Short-term debt	1,341	372
Long-term debt	2,114	1,811
Trust preferred securities	309	309

Total liabilities	57,184	55,413

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	16,261	15,908
Accumulated other comprehensive income (AOCI)	474	769

Total shareholders’ equity	16,735	16,677

Total liabilities and shareholders’ equity	$73,919	$72,090

Book value per ordinary share (1)	$48.65	$48.89
Tangible book value per ordinary share (1)	$40.35	$40.61

(1)	See page 21 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-08	% of Total Consolidated	1Q-07	% of Total Consolidated	% Change 1Q-08 vs. 1Q-07
Net premiums written
Property and all other	$1,073	34%	$1,003	30%	7%
Casualty	1,476	47%	1,759	54%	-16%
Personal accident (A&H)	500	16%	420	13%	19%

Total P&C	3,049	97%	3,182	97%	-4%

Life	105	3%	88	3%	19%

Total Consolidated	$3,154	100%	$3,270	100%	-4%

Net premiums earned
Property and all other	$874	30%	$853	27%	2%
Casualty	1,498	51%	1,747	57%	-14%
Personal accident (A&H)	468	16%	394	13%	19%

Total P&C	2,840	97%	2,994	97%	-5%

Life	100	3%	88	3%	14%

Total Consolidated	$2,940	100%	$3,082	100%	-5%

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
March 31, 2008
Gross premiums written	$2,181	$1,778	$345	$—	$4,304	$105	$4,409
Net premiums written	1,360	1,345	344	—	3,049	105	3,154
Net premiums earned	1,354	1,223	263	—	2,840	100	2,940
Losses and loss expenses	869	593	117	—	1,579	—	1,579
Life and annuity benefits	—	—	—	—	—	63	63
Policy acquisition costs	161	245	54	—	460	8	468
Administrative expenses	135	173	15	39	362	13	375

Underwriting income (loss)	189	212	77	(39)	439	16	455

Net investment income	269	117	73	15	474	15	489
Net realized gains (losses)	(61)	(83)	(45)	22	(167)	(186)	(353)
Interest expense	—	—	—	46	46	—	46
Other income (expense)	—	3	—	(18)	(15)	—	(15)
Income tax expense (benefit)	123	47	4	(19)	155	(2)	153

Net income (loss)	274	202	101	(47)	530	(153)	377

Net realized gains (losses)	(61)	(83)	(45)	22	(167)	(186)	(353)
Net realized gains (losses) in other income (expense)	—	7	—	(35)	(28)	—	(28)
Tax expense (benefit) on net realized gains (losses)	(8)	(22)	(2)	(1)	(33)	—	(33)

Income (loss) excluding net realized gains (losses) (1)	$327	$256	$144	$(35)	$692	$33	$725

March 31, 2007
Gross premiums written	$2,269	$1,659	$478	$—	$4,406	$90	$4,496
Net premiums written	1,514	1,192	476	—	3,182	88	3,270
Net premiums earned	1,539	1,112	343	—	2,994	88	3,082
Losses and loss expenses	1,111	564	185	—	1,860	—	1,860
Life and annuity benefits	—	—	—	—	—	36	36
Policy acquisition costs	116	224	66	—	406	11	417
Administrative expenses	133	162	17	32	344	12	356

Underwriting income (loss)	179	162	75	(32)	384	29	413

Net investment income	241	104	66	28	439	12	451
Net realized gains (losses)	37	(26)	6	3	20	(4)	16
Interest expense	—	—	—	46	46	—	46
Other income (expense)	(9)	(3)	(1)	9	(4)	—	(4)
Income tax expense (benefit)	128	40	7	(44)	131	(2)	129

Net income	320	197	139	6	662	39	701

Net realized gains (losses)	37	(26)	6	3	20	(4)	16
Tax expense (benefit) on net realized gains (losses)	15	(8)	(1)	(28)	(22)	—	(22)

Income (loss) excluding net realized gains (losses) (1)	$298	$215	$132	$(25)	$620	$43	$663

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2008 Qtr	Page 5

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Gross premiums written	$2,181	$2,274	$2,708	$2,589	$2,269	$9,840
Net premiums written	1,360	1,373	1,449	1,497	1,514	5,833
Net premiums earned	1,354	1,418	1,595	1,455	1,539	6,007
Losses and loss expenses	869	1,004	1,138	1,016	1,111	4,269
Policy acquisition costs	161	121	150	128	116	515
Administrative expenses	135	138	129	130	133	530

Underwriting income	189	155	178	181	179	693
Net investment income	269	276	260	257	241	1,034
Net realized gains (losses)	(61)	44	29	15	37	125
Other income (expense)	—	—	(1)	(1)	(9)	(11)
Income tax expense (benefit)	123	100	125	115	128	468

Net income	274	375	341	337	320	1,373
Net realized gains (losses)	(61)	44	29	15	37	125
Tax expense (benefit) on net realized gains (losses)	(8)	(2)	—	8	15	21

Income excluding net realized gains (losses) (1)	$327	$329	$312	$330	$298	$1,269

Combined ratio
Loss and loss expense ratio	64.1%	70.8%	71.3%	69.8%	72.2%	71.1%
Policy acquisition cost ratio	11.9%	8.6%	9.4%	8.8%	7.5%	8.6%
Administrative expense ratio	10.0%	9.7%	8.1%	8.9%	8.7%	8.8%

Combined ratio	86.0%	89.1%	88.8%	87.5%	88.4%	88.5%

Large losses and other items (before tax)
Catastrophe losses (before tax)	$15	$—	$—	$16	$—	$16
Prior period development - unfavorable (favorable) (2)	$(79)	$1	$4	$(6)	$10	$9

% Change versus prior year period
Net premiums written	-10%	-7%	-1%	0%	1%	-2%
Net premiums earned	-12%	-4%	3%	6%	15%	5%

Other ratios
Net premiums written/gross premiums written	62%	60%	54%	58%	67%	59%

(1)	See page 21 Non-GAAP Financial Measures.

(2)	For quarter 1 2008 prior period favorable development of $123 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Gross premiums written	$1,778	$1,584	$1,427	$1,621	$1,659	$6,291
Net premiums written	1,345	1,169	1,041	1,166	1,192	4,568
Net premiums earned	1,223	1,229	1,141	1,141	1,112	4,623
Losses and loss expenses	593	631	611	614	564	2,420
Policy acquisition costs	245	269	240	230	224	963
Administrative expenses	173	175	170	162	162	669

Underwriting income	212	154	120	135	162	571
Net investment income	117	119	116	111	104	450
Net realized gains (losses)	(83)	(11)	(5)	(27)	(26)	(69)
Other income (expense)	3	12	12	(1)	(3)	20
Income tax expense (benefit)	47	59	26	58	40	183

Net income	202	215	217	160	197	789
Net realized gains (losses)	(83)	(11)	(5)	(27)	(26)	(69)
Net realized gains (losses) in other income (expense)	7	15	11	—	—	26
Tax expense (benefit) on net realized gains (losses)	(22)	(1)	(1)	(4)	(8)	(14)

Income excluding net realized gains (losses) (1)	$256	$210	$210	$183	$215	$818

Combined ratio
Loss and loss expense ratio	48.5%	51.4%	53.6%	53.9%	50.7%	52.4%
Policy acquisition cost ratio	20.0%	21.8%	21.1%	20.1%	20.2%	20.8%
Administrative expense ratio	14.2%	14.3%	14.8%	14.2%	14.5%	14.5%

Combined ratio	82.7%	87.5%	89.5%	88.2%	85.4%	87.7%

Large losses and other items
Catastrophe losses (before tax)	$15	$13	$8	$58	$15	94
Prior period development - unfavorable (favorable)	$(44)	$(76)	$(64)	$(31)	$(21)	(192)

% Change versus prior year period
Net premiums written	13%	10%	6%	8%	4%	7%
Net premiums earned	10%	12%	4%	5%	7%	7%

Other ratios
Net premiums written/gross premiums written	76%	74%	73%	72%	72%	73%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance - Overseas General	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Gross premiums written	$345	$177	$228	$335	$478	$1,218
Net premiums written	344	174	215	332	476	1,197
Net premiums earned	263	312	319	325	343	1,299
Losses and loss expenses	117	155	161	163	185	664
Policy acquisition costs	54	58	60	64	66	248
Administrative expenses	15	17	14	16	17	64

Underwriting income	77	82	84	82	75	323
Net investment income	73	73	69	66	66	274
Net realized gains (losses)	(45)	(3)	25	(7)	6	21
Other income (expense)	—	(1)	—	(2)	(1)	(4)
Income tax expense (benefit)	4	7	11	7	7	32

Net income	101	144	167	132	139	582
Net realized gains (losses)	(45)	(3)	25	(7)	6	21
Tax expense (benefit) on net realized gains (losses)	(2)	(1)	—	—	(1)	(2)

Income excluding net realized gains (losses) (1)	$144	$146	$142	$139	$132	$559

Combined ratio
Loss and loss expense ratio	44.5%	49.8%	50.6%	50.1%	53.8%	51.1%
Policy acquisition cost ratio	20.6%	18.3%	18.8%	19.9%	19.2%	19.1%
Administrative expense ratio	5.7%	5.5%	4.2%	5.0%	5.0%	4.9%

Combined ratio	70.8%	73.6%	73.6%	75.0%	78.0%	75.1%

Large losses and other items
Catastrophe losses (before tax)	$1	$10	$13	$7	$19	$49
Prior period development - unfavorable (favorable)	$(14)	$(14)	$(10)	$(3)	$(7)	$(34)

% Change versus prior year period
Net premiums written	-28%	-31%	-24%	-20%	-21%	-23%
Net premiums earned	-23%	-18%	-14%	-16%	-8%	-14%

Other ratios
Net premiums written/gross premiums written	100%	98%	94%	99%	100%	98%

(1)	See page 21 Non-GAAP Financial Measures.

Global Reinsurance	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Gross premiums written (1)	$105	$109	$100	$92	$90	$391
Net premiums written	105	111	95	87	88	381
Net premiums earned	100	98	95	87	88	368
Life and annuity benefits	63	60	39	33	36	168
Policy acquisition costs	8	9	13	12	11	45
Administrative expenses	13	13	13	12	12	50
Net investment income	15	15	14	14	12	55

Life underwriting income (2)	31	31	44	44	41	160
Net realized gains (losses)	(186)	(108)	(51)	(1)	(4)	(164)
Other income (expense)	—	(1)	—	—	—	(1)
Income tax expense (benefit)	(2)	(4)	(3)	1	(2)	(8)

Net income (loss)	(153)	(74)	(4)	42	39	3
Net realized gains (losses)	(186)	(108)	(51)	(1)	(4)	(164)
Net realized gains (losses) in other income (expense)	—	1	—	—	—	1

Income excluding net realized gains (losses) (3)	$33	$33	$47	$43	$43	$166

% Change versus prior year period
Net premiums written	19%	42%	38%	32%	44%	39%
Net premiums earned	14%	26%	38%	32%	44%	34%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from premium revenue. For the quarters ended March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above aggregated $41.2 million, $27.2 million, $17.4 million and $10.6 million, respectively. Previous to Q2-07, premiums collected on such contracts were inconsequential.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on Life underwriting income which includes net investment income.

(3)	See page 21 Non-GAAP Financial Measures.

Life	Page 9

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2006	$35,517	$13,509	$22,008	$28,989	$8,977	$20,012	$6,528	$4,532	$1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	36,868	13,386	23,482	30,735	9,204	21,531	6,133	4,182	1,951

Losses and loss expenses incurred	2,838	1,050	1,788	2,815	1,057	1,758	23	(7)	30
Losses and loss expenses paid	(2,613)	(933)	(1,680)	(2,400)	(806)	(1,594)	(213)	(127)	(86)
Other (incl. foreign exch. revaluation)	19	17	2	19	17	2	—	—	—

Balance at December 31, 2007	37,112	13,520	23,592	31,169	9,472	21,697	5,943	4,048	1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

Loss Reserve Rollforward	Page 10

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2008	December 31 2007
Reinsurance recoverable on paid losses and loss expenses
Active operations	$686	$697
Brandywine	342	305
Westchester Run-off	34	36
Other Run-off	9	12

Total	$1,071	$1,050

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,778	$10,024
Brandywine	3,004	3,161
Westchester Run-off	627	653
Other Run-off	169	160

Total	$13,578	$13,998

Gross reinsurance recoverable
Active operations	$10,464	$10,721
Brandywine	3,346	3,466
Westchester Run-off	661	689
Other Run-off	178	172

Total	$14,649	$15,048

Provision for uncollectible reinsurance
Active operations	$(444)	$(435)
Brandywine	(189)	(197)
Westchester Run-off	(31)	(31)
Other Run-off	(16)	(23)

Total	$(680)	$(686)

Net reinsurance recoverable
Active operations	$10,020	$10,286
Brandywine	3,157	3,269
Westchester Run-off	630	658
Other Run-off	162	149

Total	$13,969	$14,362

Reinsurance Recoverable	Page 11

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,190	$70	1.3%
Other reinsurers balances >$20 million	2,306	85	3.7%
Other reinsurers balances <$20 million	639	78	12.2%
Mandatory pools and government agencies	557	3	0.5%
Structured settlements	232	7	3.0%
Captives	1,408	2	0.1%
Other(1)	389	190	48.8%

Total	$10,721	$435	4.1%

At December 31, 2007, $7.6 billion of ACE Limited active operations recoverables were from rated reinsurers, of which 94.5% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.2 billion, of which $2.1 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
AGRI General Ins Co	AIOI Insurance Group	IRB - Brasil Resseguros S.A. Group
American International Group	Allianz	Liberty Mutual Insurance Companies
Berkshire Hathaway Insurance Group	Allied World Assurance Group	Partner Re
Chubb Insurance Group	Arch Capital	Platinum Underwriters
Federal Crop Insurance Corp	Aspen Insurance Holdings Ltd	PMA Capital Corp
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AXA	Power Corp Of Canada
Lloyd’s Of London	Brit Insurance Holding Plc	Renaissance Re Holdings Ltd
Munich Re Group	CIGNA	Royal & Sun Alliance Insurance Group
Swiss Re Group	Dow Chemical Co	SCOR Group
XL Capital Group	Electric Insurance Company Group	Sompo Japan Group
	Equitas	Toa Reinsurance Company
	Everest Re Group	Travelers Companies Inc
	Fairfax Financial	White Mountains Insurance Group
	Hartford Insurance Group	WR Berkley Corp
Independence Blue Cross Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 12

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$7,627	$105	1.4%
Other reinsurers balances >$20 million	3,375	204	6.0%
Other reinsurers balances <$20 million	728	93	12.8%
Mandatory pools and government agencies	562	3	0.5%
Structured settlements	551	16	2.9%
Captives	1,507	21	1.4%
Other(1)	698	244	35.0%

Total	$15,048	$686	4.6%

At December 31, 2007, $10.7 billion of ACE Limited recoverables were from rated reinsurers, of which 94.4% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Dow Chemical Co	Platinum Underwriters
Berkshire Hathaway Insurance Group	AIOI Insurance Group	Dukes Place Holdings	PMA Capital Corp
Chubb Insurance Group	Allianz	Electric Insurance Company Group	Power Corp Of Canada
Equitas	Allied World Assurance Group	Enstar Group Ltd	Renaissance Re Holdings Ltd
Everest Re Group	Allstate Group	Fairfax Financial	Royal & Sun Alliance Insurance Group
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Arch Capital	Federal Crop Insurance Corp	SCOR Group
Lloyd’s Of London	Aspen Insurance Holdings Ltd	FM Global Group	Sompo Japan Group
Munich Re Group	AVIVA Plc	Globale Rueckversicherungs-ag (Globale Re)	Tawa UK Ltd
Swiss Re Group	AXA	Hartford Insurance Group	Toa Reinsurance Company
XL Capital Group	Brit Insurance Holding Plc	Independence Blue Cross Group	Travelers Companies Inc
	CIGNA	IRB - Brasil Resseguros S.A. Group	Trenwick Group
	CNA Insurance Companies	Liberty Mutual Insurance Companies	White Mountains Insurance Group
	Dominion Insurance Co Ltd	Millea Holdings	WR Berkley Corp
		Partner Re	Zurich Financial Services Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 13

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2007	$774	$276	$1,050
Provision at 12/31/07	43	173	216
% of gross	5.6%	62.7%	20.6%

Net balance at December 31, 2007	$731	$103	$834

Gross balance at March 31, 2008	$789	$282	$1,071
Provision at 3/31/08	42	162	204
% of gross	5.3%	57.4%	19.0%

Net balance at March 31, 2008(3)	$747	$120	$867

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Rec-Paid	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2008		December 31 2007
Market Value
Fixed maturities available for sale	$32,619		$33,184
Fixed maturities held to maturity	2,960		3,015
Short-term investments (1)	4,795		2,631

Total	$40,374		$38,830

Asset Allocation by Market Value
Treasury	$974	2%	$1,145	3%
Agency	1,939	5%	1,820	5%
Corporate	8,906	22%	9,015	23%
Mortgage-backed securities	13,087	32%	13,733	35%
Asset-backed securities	1,060	3%	1,150	3%
Municipal	2,025	5%	1,844	5%
Non-U.S.	7,588	19%	7,492	19%
Short-term investments	4,795	12%	2,631	7%

Total	$40,374	100%	$38,830	100%

Credit Quality by Market Value
AAA	$26,162	65%	$24,553	63%
AA	3,746	9%	3,747	10%
A	4,620	12%	4,590	12%
BBB	3,188	8%	3,297	8%
BB	1,249	3%	1,073	3%
B	1,341	3%	1,481	4%
Other	68	0%	89	0%

Total	$40,374	100%	$38,830	100%

Cost/Amortized Cost
Fixed maturities available for sale	$32,615		$32,994
Fixed maturities held to maturity	2,913		2,987
Short-term investments	4,795		2,631

Subtotal	40,323		38,612
Equity securities	1,597		1,618
Other investments	992		880

Total	$42,912		$41,110

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.5 years		3.5 years
Avg. market yield of fixed maturities	5.1%		5.3%
Avg. credit quality	AA		AA

(1)	Liquidity required for the acquisition of Combined Insurance Company of America (Combined) on April 1, 2008.

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio
Market Value at March 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$477	$—	$—	$—	$—	$477
FNMA	5,164	—	—	—	—	5,164
Freddie Mac	2,159	—	—	—	—	2,159

Total agency RMBS	7,800	—	—	—	—	7,800
Non-agency RMBS	2,851	10	2	11	—	2,874

Total residential mortgage-backed	10,651	10	2	11	—	10,674

Commercial mortgage-backed	2,398	3	9	3	—	2,413

Total mortgage-backed securities	$13,049	$13	$11	$14	$—	$13,087

Asset-backed securities
Sub-prime	$124	$2	$7	$—	$—	$133
Credit cards	61	—	17	8	—	86
Autos	596	32	8	—	—	636
Other	202	—	3	—	—	205

Total asset-backed securities	$983	$34	$35	$8	$—	$1,060

1)	Insured municipal bonds represent $942 million, or 46% of our municipal bond holdings.

2)	Insured asset-backed securities represent $192 million, or 18% of our asset-backed security holdings.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio
Book Value at March 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$466	$—	$—	$—	$—	$466
FNMA	5,043	—	—	—	—	5,043
Freddie Mac	2,103	—	—	—	—	2,103

Total agency RMBS	7,612	—	—	—	—	7,612
Non-agency RMBS	3,029	11	2	11	—	3,053

Total residential mortgage-backed	10,641	11	2	11	—	10,665

Commercial mortgage-backed	2,407	3	10	3	—	2,423

Total mortgage-backed securities	$13,048	$14	$12	$14	$—	$13,088

Asset-backed securities
Sub-prime	$137	$2	$8	$—	$—	$147
Credit cards	60	—	17	8	—	85
Autos	591	32	7	—	—	630
Other	201	—	3	—	—	204

Total asset-backed securities	$989	$34	$35	$8	$—	$1,066

1)	Insured municipal bonds represent $931 million, or 46% of our municipal bond holdings.

2)	Insured asset-backed securities represent $197 million, or 18% of our asset-backed security holdings.

Investments 3	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2008
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(105)	$(184)	$(289)
Equity securities	(54)	(156)	(210)
Equity and fixed income derivatives	(9)	—	(9)
Foreign exchange gains (losses)	6	—	6
Other	(26)	(5)	(31)

Sub-total	(188)	(345)	(533)
Unrealized losses from derivative transactions (2)	(165)	—	(165)

Total gains (losses)	(353)	(345)	(698)
Partially-owned insurance companies (3)	(28)	21	(7)
Income tax expense (benefit)	(33)	(22)	(55)

Net gains (losses)	$(348)	$(302)	$(650)

(1)	The quarter includes impairments of $128M for fixed maturities, $36M for equities, and $25M for other investments.

(2)	Other FAS 133 adjustments includes $183M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended March 31, 2007
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(21)	$57	$36
Equity securities	34	(1)	33
Equity and fixed income derivatives	(7)	—	(7)
Foreign exchange gains (losses)	—	—	—
Other	10	20	30

Sub-total	16	76	92
Unrealized losses from derivative transactions	—	—	—

Total gains (losses)	16	76	92
Income tax expense (benefit)	(22)	13	(9)

Net gains (losses)	$38	$63	$101

(4)	The quarter includes impairments of $37M for fixed maturities, $1M for equities, and $nil for other investments.

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	March 31 2008	December 31 2007	December 31 2006
Total short-term debt (1)	$1,341	$372	$578
Total long-term debt	2,114	1,811	1,560

Total debt	$3,455	$2,183	$2,138

Total trust preferred securities	$309	$309	$309

Perpetual preferred shares	$557	$557	$557
Ordinary shareholders’ equity	16,178	16,120	13,721

Total shareholders’ equity	$16,735	$16,677	$14,278

Total capitalization	$20,499	$19,169	$16,725
Tangible shareholders’ equity (2)	$13,972	$13,946	$11,547

Leverage ratios
Debt/ total capitalization	16.9%	11.4%	12.8%
Debt plus trust preferred secutities/ total capitalization	18.4%	13.0%	14.6%
Debt/ tangible equity	24.7%	15.7%	18.5%
Debt plus trust preferred securities/ tangible equity	26.9%	17.9%	21.2%
Debt plus total preferred stock/ total capitalization	21.1%	15.9%	18.0%

(1)	First quarter of 2008 includes $1.0 billion of repurchase agreements for the Combined acquisition.

(2)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2008	2007
Numerator
Income excluding net realized gains (losses) (1)	$725	$663
Perpetual preferred dividend	(11)	(11)

Income to ordinary shares, excl. net realized gains (losses)	714	652
Net realized gains (losses), net of income tax	(348)	38

Net income available to the holders of ordinary shares	$366	$690

Rollforward of Ordinary Shares
Ordinary Shares - beginning of period	329,704,531	326,455,468
Issued under employee stock purchase plan	93,228	104,162
Shares (cancelled) granted	1,174,680	1,394,898
Issued for option exercises	1,534,108	354,697

Ordinary Shares - end of period	332,506,547	328,309,225

Denominator
Weighted average shares outstanding	327,004,051	324,079,146
Effect of other dilutive securities	4,031,290	4,818,859

Adj. wtd. avg. shares outstanding and assumed conversions	331,035,341	328,898,005

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.18	$2.01
Net realized gains (losses), net of income tax	(1.06)	0.12

Net income	$1.12	$2.13

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.16	$1.98
Net realized gains (losses), net of income tax	(1.06)	0.12

Net income	$1.10	$2.10

(1)	See page 21 Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Net income, as reported	$377	$572	$656	$649	$701	$2,578
Net realized gains (losses)	(353)	(66)	—	(11)	16	(61)
Net realized gains (losses) in other income (expense) (1)	(28)	(57)	(38)	—	—	(95)
Income tax expense (benefit) on net realized gains (losses)	(33)	(2)	(2)	4	(22)	(22)

Income excluding net realized gains (losses)	$725	$693	$692	$664	$663	$2,712

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 21

ACE Limited Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share

	March 31 2008	December 31 2007
Shareholders’ equity	$16,735	$16,677
Proceeds from issuance of perpetual preferred shares	(557)	(557)

Numerator for book value per share calculation	16,178	16,120
Less: goodwill	2,763	2,731

Numerator for tangible book value per share	$13,415	$13,389

Denominator	332,506,547	329,704,531

Book value per ordinary share	$48.65	$48.89
Tangible book value per ordinary share	$40.35	$40.61

Reconciliation Book Value	Page 22

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07	Full Year 2007
Net income	$377	$572	$656	$649	$701	$2,578
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(497)	133	218	(427)	73	(3)
Reclassification adjustment for net realized (gains) losses included in net income	173	6	6	12	3	27
Change in cumulative translation adjustment	27	12	58	19	16	105
Change in minimum pension liability	—	(1)	(1)	(2)	—	(4)
Income tax (expense) benefit related to other comprehensive income items	8	(37)	(28)	23	(18)	(60)

Other comprehensive income (loss)	(289)	113	253	(375)	74	65

Comprehensive income	$88	$685	$909	$274	$775	$2,643

Comprehensive Income	Page 23

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

Glossary	Page 24